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                                                                    EXHIBIT 10.1

            FIRST AMENDMENT TO FORBEARANCE AND MODIFICATION AGREEMENT

         THIS FIRST AMENDMENT TO FORBEARANCE AND MODIFICATION AGREEMENT (this "First Amendment"), is entered into as of this 30th day of May, 2002 by and among General Electric Capital Corporation, a Delaware corporation, whose address is 44 Old Ridgebury Road, Danbury, CT 06810 ("GE Capital"), The CIT Group/Equipment Financing, Inc., HSBC Business Credit (USA), Inc. as successor to HSBC Business Loans, Inc., People's Capital and Leasing Corp., Safeco Credit Company, Inc. and Siemens Financial Services, Inc., formerly known as Siemens Credit Corporation (collectively, the "Lenders), U.S. Plastic Lumber Ltd., a Delaware corporation with its chief executive office located at 2300 W. Glades Road, Suite 440, Boca Raton, Florida 33431, The Eaglebrook Group, Inc., a Delaware corporation with its chief executive office located at 2600 W. Roosevelt Road, Chicago, Illinois 60608 (collectively, the "Debtor"), and U.S. Plastic Lumber Corp., a Nevada corporation with its chief executive offices located at 2300 W. Glades rod, Suite 440, Boca Raton, Florida 33431 ("Guarantor"). Terms with initial capital letters not otherwise defined herein are defined in the Security Agreement and the Agreement (each as hereinafter defined).

                                    RECITALS

         WHEREAS, the Lenders, Debtor and Guarantor previously entered into that certain Forbearance and Modification Agreement dated as of February 28, 2002 (the "Agreement"), and Debtor and Guarantor now desire to amend the Agreement on the terms and conditions as more fully set forth herein: and

         WHEREAS, Lenders are willing to amend the Agreement, but only upon full and complete compliance and fulfillment by the Debtor and Guarantor with the terms and conditions set forth in the manner hereinafter stated.

         NOW, THEREFORE, in consideration of the terms and conditions contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         A. The first sentence of Section 2(a) of the Agreement is hereby amended and restated in part such that the Forbearance Period shall be the period commencing on the date of this Agreement and ending on the earlier to occur if: (i) July 31, 2002, or (ii) the closing of the CEI Sale (the "Forbearance Period").

         B. The first sentence of Section 12 of the Agreement is hereby amended and restated in art such that the Forbearance Fee shall be an amount equal to two percent (2%) of the Obligations outstanding as of the date of the CEI Sale, with the repayment terms in connection therewith to remain the same in all respects. The third sentence of Section 12 is amended such that the Forbearance Fee shall be due and payable in full on August 1, 2002, regardless of the date of closing of the CEI Sale.



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         C. In all other respects, the Agreement shall remain in full force and effect, unaltered by the terms of this First Amendment.

         IN WITNESS WHEREOF, this First Amendment and Modification Agreement has been duly executed as of the date first written above.

                                  DEBTOR:

                                  U.S. PLASTIC LUMBER, LTD.

                                  By:
                                           ------------------------------------
                                  Title:
                                           ------------------------------------


                                  THE EAGLEBROOK GROUP, INC.

                                  By:
                                           ------------------------------------
                                  Title:
                                           ------------------------------------


                                  GUARANTOR:

                                  U.S. PLASTIC LUMBER CORP.

                                  By:
                                           ------------------------------------
                                  Title:
                                           ------------------------------------


                                  GENERAL ELECTRIC CAPITAL CORPORATION

                                  By:
                                           ------------------------------------
                                  Title:
                                           ------------------------------------


                                  THE CIT GROUP/EQUIPMENT FINANCING, INC.

                                  By:
                                           ------------------------------------
                                  Title:
                                           ------------------------------------


                                  SAFECO CREDIT COMPANY, INC.

                                  By:
                                           ------------------------------------
                                  Title:
                                           ------------------------------------


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                                  HSBC BUSINESS CREDIT (USA) as successor to
                                  HSBC BUSINESS LOANS, INC.

                                  By:
                                           ------------------------------------
                                  Title:
                                           ------------------------------------


                                  PEOPLE'S CAPITAL AND LEASING CORP.

                                  By:
                                           ------------------------------------
                                  Title:
                                           ------------------------------------


                                  SIEMENS FINANCIAL SERVICES, INC.

                                  By:
                                           ------------------------------------
                                  Title:
                                           ------------------------------------




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